UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2009

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC		28277
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (704) 541-5351

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 23, 2009, the Registrant, through its subsidiary Home Loan Center, Inc. (“HLC”), mutually agreed with Countrywide Bank, FSB to extend the term of its $50 million committed line of credit to April 30, 2009.  Both parties continue to work on a one-year extension of the committed facility.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibit.

Exhibit Number	Description

10.1	Amendment No. 1 to Master Repurchase Agreement made and entered into as of February 23, 2009 by and between the Warehouse Lending Division of Countrywide Bank, FSB and Home Loan Center, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 27, 2009

TREE.COM, INC.

By:	/S/ MATTHEW A. PACKEY
Matthew A. Packey Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 1 to Master Repurchase Agreement made and entered into as of February 23, 2009 by and between the Warehouse Lending Division of Countrywide Bank, FSB and Home Loan Center, Inc.